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EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF PERFICIENT, INC.
PURSUANT TO 18 U.S.C. §1350

In connection with the accompanying report on Form 10-QSB for the period ended September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John T. McDonald, Chief Executive Officer of Perficient, Inc. (the "Company"), hereby certify that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN T. MCDONALD John T. McDonald, Chief Executive Officer October 31, 2003

In connection with the accompanying report on Form 10-QSB for the period ended September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D. Mauldin, Chief Financial Officer of Perficient, Inc. (the "Company"), hereby certify that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK D. MAULDIN Mark D. Mauldin, Chief Financial Officer October 31, 2003

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF PERFICIENT, INC. PURSUANT TO 18 U.S.C. §1350